The Royce Fund
Supplement to the Prospectus Dated May 1, 2012
Royce Global Value Fund

In the discussion of the impact of taxes on performance shown in the Annualized Total Return Table found on page 37, the paragraph is repeated in error, once above the table and again below.  The paragraph below the table should be disregarded.

May 8, 2012